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CUSIP NO. G7368R104                   13 G/A                 PAGE 16 OF 16 PAGES
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                                                                    Exhibit 99.1

                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G/A is being filed on behalf of each of the undersigned with respect to the common shares, $0.10 par value per share, of RAM Holdings Ltd.

February 7, 2008                        High Ridge Capital Partners Limited
                                        Partnership


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager of General Partner


February 7, 2008                        HRC General Partner Limited Partnership


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager of General Partner


February 7, 2008                        High Ridge Capital LLC


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager


February 7, 2008                        James L. Zech


                                        /s/ James L. Zech
                                        ----------------------------------------
                                        James L. Zech


February 7, 2008                        Steven J. Tynan


                                        /s/ Steven J. Tynan
                                        ----------------------------------------
                                        Steven J. Tynan